June 24, 1996




MORGAN STANLEY & CO.
  INCORPORATED
CS FIRST BOSTON CORPORATION
SALOMON BROTHERS INC,
as Representatives of the Several
Underwriters named in Schedule I hereto
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


Dear Ladies and Gentlemen:


      Nashua Hollis CVS, Inc. (the "Selling Stockholder"), a wholly owned subsidiary of Melville Corporation, a New York corporation ("Melville"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of 1,000,000 shares of Series E Cumulative Convertible Preferred Stock, $1.00 par value per share (the "Firm Shares"), of The TJX Companies, Inc., a Delaware corporation (the "Company"). The Selling Stockholder also proposes to issue and sell to the several Underwriters not more than an additional 150,000 shares of Series E Cumulative Convertible Preferred Stock, $1.00 par value per share (the "Additional Shares") of the Company, if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Series E Cumulative Convertible Preferred Stock, granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The Shares will be convertible into shares of Common Stock, par value $1.00 per share, of the Company (the "Common Stock") as described in the Prospectus referred to below.

      The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement, including a prospectus, relating to the Shares and the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended at the time when it becomes effective or, if later, at the time the last post-effective amendment thereto prior to the date of this Agreement becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act. The term "Prospectus" means the prospectus in the form first used to confirm sales of Shares. The term "preliminary prospectus" means a preliminary prospectus specifically relating to the Shares. As used herein, the terms "Prospectus" and "preliminary prospectus" include all documents and information incorporated therein by reference and the term "Registration Statement" includes all documents and information incorporated therein by reference prior to the expiration of the period referred to in
Section 7(c) hereof. Any reference in this Agreement to the terms "amend," "amendment" or "supplement" with respect to (i) the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein and (ii) the Registration Statement shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein prior to the expiration of the period referred to in Section 7(c) hereof.

            1.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to each of the Underwriters that:

      (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

      (b) The documents incorporated by reference into the Registration Statement, the Prospectus, any amendment or supplement thereto or any preliminary prospectus, when they became or become effective under the Securities Act or were filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

      (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the state of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

      (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

      (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

      (f) The outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable.

      (g) The Shares have been duly authorized and are validly issued, fully paid and non-assessable, and not subject to any preemptive or similar rights.

      (h) The Shares conform to the description of Series E Cumulative Convertible Preferred Stock contained in the Prospectus under the caption "Description of Series E Preferred Stock."

      (i) The shares of Common Stock reserved for issuance upon conversion of the Shares have been duly authorized and reserved for such purpose and, when issued upon conversion in accordance with the terms of the Certificate of Designations, Preferences and Rights of Series E Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Certificate of Designation"), will be validly issued, fully paid and non-assessable, and the issuance of such shares is not subject to any preemptive or similar rights.

      (j) This Agreement has been duly authorized, executed and delivered by the Company.

      (k) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not conflict with any provision of applicable law or the certificate of incorporation (including the Certificate of Designation) or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except registration under the Securities Act of the Shares and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

      (l) (i) There has not occurred any material adverse change, or any development that would reasonably be expected to cause a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, and (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are required to be disclosed in the Prospectus, other than those set forth in the Prospectus.

      (m) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described or filed as required.

      (n) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole. Except as set forth in the Prospectus or as previously disclosed to you in writing, the Company has not been notified in writing that any federal or state authorities intend to modify, suspend or revoke any such consents, authorizations, approvals, orders, certificates or permits or that such authorities or any other governmental agencies are conducting any material investigation of the Company or any subsidiary or related parties other than in the ordinary course of administrative review. The Company and its subsidiaries own, or are licensed or otherwise have sufficient right to use, all material trademarks and trade names in or necessary for the conduct of their business as described in the Prospectus. No material claims have been asserted against the Company or any of its subsidiaries by any person to the use of any trademarks and trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its subsidiaries, of their trademarks and trade names does not infringe on the rights of any person, other than infringements which, singly or in the aggregate, would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

      (o) Each Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

      (p) (i) The Registration Statement, when effective, did not contain, and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) the Registration Statement and the Prospectus conform and, as amended or supplemented, if applicable, will conform in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement or the Prospectus based upon information concerning the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein or (B) statements or omissions in the Registration Statement or the Prospectus based upon information concerning the Selling Stockholder or Melville furnished to the Company in writing by the Selling Stockholder or Melville expressly for the use therein to the extent applicable to the preparation of the answers therein to Item 7 of Form S-3.

      (q) There are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement or to any documents incorporated by reference therein by the Securities Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed.

      (r) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for such certificates, authorizations and permits the failure to possess which would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

      (s) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

      (t) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

      (u) Each of the Company and its subsidiaries has title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, charges, encumbrances or restrictions except such as (i) are described in the Prospectus, (ii) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (iii) were incurred in the ordinary course of business and are not, singly or in the aggregate, material to the condition, financial or otherwise, or to the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases (except as the enforceability thereof may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and the effect of general principles of equity) with such exceptions as are not material, singly or in the aggregate, and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Prospectus.

      (v) The accountants who have certified or shall certify the financial statements filed or to be filed with the Commission as part of the Registration Statement and the Prospectus are independent accountants as required by the Securities Act. The consolidated financial statements of the Company and its subsidiaries (together with the related notes thereto) included in the Registration Statement present fairly the financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply, subject to normal year-end adjustments. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise stated therein. The pro forma financial information of the Company and its subsidiaries included in the Registration Statement has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, has been properly compiled on the bases described therein and, in the opinion of the Company and its subsidiaries, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein in accordance with the Commission's rules and guidelines.

      (w) There are no holders of securities (debt or equity) of the Company or any of its subsidiaries, or holders of rights, options, or warrants to obtain securities of the Company or any of its subsidiaries, who have the right to have securities held by them registered by the Company under the Securities Act in connection with the offering of the Shares, other than holders who have waived their rights with respect to the inclusion of their securities in the Registration Statement and there are no holders of securities (debt or equity) of the Company or any of its subsidiaries, or holders of rights, options or warrants to obtain securities of the Company or any of its subsidiaries, who have the right to have securities held by them registered by the Company under the Securities Act, other than the registration rights of holders of Series A Preferred Stock and Series D Cumulative Convertible Preferred Stock.

      (x) The Shares have been approved for listing on the New York Stock Exchange ("NYSE"), subject to official notice of issuance.

      (y) The Company has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

      (z) The net sales of the Company and each of T.J. Maxx of Texas, Inc., T.J. Maxx of PA, Inc., T.J. Maxx of Illinois, Inc., NBC First Realty Corp., NBC Second Realty Corp., NBC Fourth Realty Corp., Chadwick's of Boston, Inc., NBC Sixth Realty Corp., Winners Apparel, Ltd., T.K. Maxx, Marshalls of Roseville, Minn., Inc., Marshalls, Inc., Marshalls of Nevada Inc., New York Department Stores de Puerto Rico, Inc. and Marshalls of Richfield MN., Inc. (collectively, the "Significant Subsidiaries") and each of the subsidiaries of Marshalls of Richfield MN., Inc., none of which subsidiaries owns more than three Marshalls locations, determined in accordance with generally accepted accounting principles, accounted for not less than 90% of the net sales of the Company and its subsidiaries, taken as a whole, for the fiscal year ended January 27, 1996 and the 13 weeks ended April 27, 1996. The total assets of the Significant Subsidiaries, determined in accordance with generally accepted accounting principles, account for not less than 90% of the total assets of the Company and its subsidiaries, taken as a whole, as of the date hereof.


            2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER AND MELVILLE

      The Selling Stockholder and Melville, jointly and severally, represent and warrant to each of the Underwriters that:

      ^     This Agreement has been duly authorized, executed and delivered by each of the Selling Stockholder and Melville.

      ^     The execution and delivery by each of the Selling Stockholder and
Melville of, and the performance by each of the Selling Stockholder and Melville of its obligations under, this Agreement, will not contravene (i) any provision of law applicable to the Selling Stockholder or Melville, or the certificate of incorporation or by-laws of the Selling Stockholder or Melville, or (ii) any material agreement or other instrument binding upon the Selling Stockholder or Melville or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder or Melville, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Stockholder or Melville of its obligations under this Agreement, except such as may be required by the Securities Act, the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

      ^     The Selling Stockholder has, and on the Closing Date will have, valid title to the Shares and the legal right and power, and all authorization and approval required by law (except such as may be required by the Securities Act, the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares), to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Stockholder.

      ^     This Agreement has been duly authorized, executed and delivered by each of the Selling Stockholder and Melville and is a valid and binding agreement of the Selling Stockholder and Melville enforceable in accordance with its terms (i) except as may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws now or hereafter affecting the rights or remedies of creditors generally and by equitable principles of general applicability (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) as rights to indemnity and contribution may be limited by applicable law.

      ^     Delivery of the Shares to be sold by the Selling Stockholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens and other encumbrances.

      ^     To the extent that any statements or omissions made in the
Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) are made in reliance upon and in conformity with written information relating to the Selling Stockholder or Melville (but excluding and information relating to the Marshalls business) furnished to the Company by the Selling Stockholder or Melville expressly for use therein, (i) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


            3.    AGREEMENT'S TO SELL AND PURCHASE

      The Selling Stockholder, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties contained in this Agreement, but subject to conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Selling Stockholder the number of Shares set forth in Schedule I hereto opposite their names at $166.63 a share (the "Purchase Price").

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Stockholder agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 150,000 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in
Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

      The Selling Stockholder hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 30 days after the date of the Prospectus, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Series E Cumulative Convertible Preferred Stock of the Company, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including the Company's Series D Cumulative Convertible Preferred Stock). The foregoing sentence shall not apply to the Shares to be sold hereunder.


            4.    OFFERING PRICE

      The Selling Stockholder is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Selling Stockholder is further advised by you that the Shares are to be offered by the Underwriters to the public initially at $171.34 a share (the "Public Offering Price") and to certain dealers selected by the Underwriters at a price that represents a concession not in excess of $2.83 a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $.10 a share, to any Underwriter or to certain other dealers.


            5.    PAYMENT FOR AND DELIVERY OF SHARES

      Payment for the Firm Shares to be sold by the Selling Stockholder shall be made by wire transfer of immediately available funds to the Selling Stockholder's account, provided that the Selling Stockholder shall give at least two business days' prior written notice to the Underwriters of the information required to effect such wire transfer, at the offices of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York, at 10:00 A.M., local time, on June 28, 1996, or at such other time on the same or such other date, not later than July 8, 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the Closing Date .

      Payment for any Additional Shares shall be made by wire transfer of immediately available funds to the Selling Stockholder's account, provided that the Selling Stockholder shall give at least two business days' prior written notice to the Underwriters of the information required to effect such wire transfer, at the offices of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York, at 10:00 A.M., local time, on the date specified in the notice described in Section 3 or on such other date, in any event not later than August 7, 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

      Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.


            6.    CONDITIONS

      The obligations of the Selling Stockholder to sell the Shares to the Underwriters and the several obligations of the Underwriters to pay for the Shares hereunder are subject to the condition that the Registration Statement shall have become effective prior to execution of this Agreement.

      The several obligations of the Underwriters hereunder are subject to the following further conditions:

      (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, except as expressly contemplated in the Prospectus, there shall not have been any change, on a consolidated basis, in the capital stock (other than (i) the disposition of any such securities by the Selling Stockholder to the Company, (ii) the Shares and Common Stock to be sold hereunder, (iii) other than by the Selling Stockholder, shares of Common Stock sold upon the exercise of an option or the conversion of a security of the Company outstanding on the date hereof, (iv) options or shares of Common Stock sold or issued pursuant to any employee benefit plan or arrangement of the Company or any of its subsidiaries, (v) shares or rights to acquire shares of Common Stock issued to all holders of Common Stock, (vi) shares of Common Stock issued in connection with any redemption or conversion of any preferred stock of the Company outstanding on the date hereof and (vii) any redemption or conversion of the Company's Series A Preferred Stock or the Company's Series D Cumulative Convertible Preferred Stock, in accordance with their respective terms), short-term debt or long-term debt of the Company and its subsidiaries, and there shall not have occurred any change or a development which would reasonably be expected to cause a change, other than as contemplated by the Registration Statement, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in your judgment, is material and adverse to the Company and its subsidiaries, taken as a whole, and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

      (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a) above and, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

      The executive officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened, and the representations set forth in such certificate shall be deemed to be the representations of the Company and not of such executive officer in his individual capacity.

      (c) The Underwriters shall have received on the Closing Date an opinion of Ropes & Gray, counsel for the Company, dated the Closing Date, to the effect that:

            (i) the Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries taken as a whole;

            (ii) each of the Significant Subsidiaries is a subsidiary of the Company, has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries taken as a whole;

            (iii) the authorized capital stock of the Company conforms as to matters of law in all material respects to the description thereof contained under the caption "Description of Capital Stock" contained in the Prospectus;

            (iv) the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable;

            (v) the Shares have been duly authorized and are validly issued, fully paid and non-
assessable, and to the best of such counsel's knowledge, not subject to any preemptive or similar rights;

            (vi) the Shares have the rights, preferences and privileges described in the Prospectus under the caption "Description of Series E Preferred Stock;"

            (vii) the shares of Common Stock of the Company reserved for issuance upon conversion of the Shares have been duly authorized and reserved for such purpose and, when issued upon conversion in accordance with the terms of the Certificate of Designation, will have been validly issued and will be fully paid and nonassessable, and to the best of such counsel's knowledge the issuance of such shares of Common Stock will not be subject to any preemptive or similar rights;

            (viii)this Agreement has been duly authorized, executed and delivered by the Company;

            (ix) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not violate any provision of applicable law or conflict with or result in a default under or pursuant to the certificate of incorporation (including the Certificate of Designation) or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is an exhibit to the Registration Statement or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Underwriters;

            (x) the statements (1) in the Prospectus under the captions "Federal Income Tax Considerations," (2) in the Registration Statement under Item 15 and (3) in "Item 3-Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

            (xi) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that is required to be described in the Registration Statement or the Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) and that is not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described or filed as required;

            (xii) the Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

            (xiii) such counsel has participated in discussions with various representatives of the Company and Coopers & Lybrand L.L.P., the Company's independent public accountants, in certain of which your representatives and counsel also participated, at which the business and affairs of the Company and the contents of the Registration Statement, the Prospectus and any amendment thereof or supplement thereto were discussed. Such counsel also has made inquiries of representatives of the Company and its accountants as to whether there have been any material changes in the affairs of the Company since the Registration Statement became effective. There is no assurance that all material facts as to the Company and its affairs were disclosed to such counsel or that their familiarity with the Company is such that they have necessarily recognized the materiality of such facts as were disclosed to them, and they have to a large extent relied upon statements of representatives of the Company as to materiality of the facts disclosed to them. Except with respect to the description referred to in subparagraphs (iii), (vi) and (x) above, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus;

                  Based upon such counsel's participation in the foregoing discussions, the foregoing inquiries and their examination of the documents referred to above and such other documents as came to their attention as a result of such discussions and inquiries, such counsel is of the opinion that (1) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion), compiled when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (2) the Registration Statement and Prospectus (except for financial statements and schedules as to which such counsel need not express and opinion), comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder. Further, such counsel has no reason to believe that (3) (except for financial statements and schedules as to which such counsel need not express any belief) the Registration Statement when it became effective contained, and as of the date such opinion is delivered, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (4) (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (xiv) the Registration Statement has become effective under the Securities Act, and that such counsel does not have knowledge of the issuance of any stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

            Ropes and Gray will not be required to deliver the opinions set forth in subparagraphs (ii) and (xi) and clause (3) of subparagraph (x) of this paragraph (c) if Jay Meltzer, Esq., Senior Vice President, General Counsel and Secretary of the Company, delivers such opinions to you. If Mr. Meltzer elects to deliver the opinions set forth in the immediately preceding sentence, Mr. Meltzer's opinion shall also include the opinion contained in subparagraph (ix) of this paragraph (c) with respect to any agreement or other instrument binding upon the Company or any of its subsidiaries that is not an exhibit to the Registration Statement.

      (d) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Selling Stockholder and Melville, dated the Closing Date, subject to the qualifications and exceptions set forth therein, to the effect that:

            ^     this Agreement has been duly authorized, executed and
      delivered by each of the Selling Stockholder and Melville;

            ^     the execution and delivery by each of the Selling
      Stockholder and Melville of, and the performance by each of the Selling Stockholder and Melville of its respective obligations under this Agreement will not contravene (a) any provision of applicable New York or federal law, or the certificate of incorporation or by-laws of the Selling Stockholder or Melville and (b) no consent, approval, authorization or order of or qualification with any governmental body or agency is required under New York or federal law for the performance by the Selling Stockholder or Melville of its obligations under this Agreement, except such as may be required by the Securities Act, the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Underwriters;

            ^     immediately prior to the Closing Date, the Selling
      Stockholder was the sole registered owner of the Shares and had the corporate power to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; and

            (iv) upon registration of the Shares in the names of the Underwriters in the stock records of the Company, and the issuance of new certificates registered in the names of the Underwriters representing such Shares, assuming the Underwriters purchased the Shares in good faith and without notice of any adverse claim within the meaning of Section 8-302 of the Uniform Commercial Code of the State of New York, the Underwriters will have acquired all rights of such Selling Stockholder in the Shares free of any adverse claim (as defined in such section) and the owner of the Shares, if other than such Selling Stockholder, will be precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement.

      (e) The Underwriters shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (viii), (xii) and
(xiii) of paragraph (c) above.

      With respect to subparagraph (xiii) of paragraph (c) above, Latham & Watkins may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

      The opinions of Ropes & Gray and Davis Polk & Wardwell described in paragraphs (c) and (d) above shall be rendered to the Underwriters at the request of the Company or the Selling Stockholder or Melville, and shall so state therein.

      (f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from each of Coopers & Lybrand L.L.P., independent public accountants for the Company and KPMG Peat Marwick LLP, independent accountants for Marshalls, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

      (g) Subsequent to the execution of this Agreement, there shall not have been any decrease in the rating of any of the Company's securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

      (h) Prior to the Closing Date, the Company, the Selling Stockholder and Melville shall have furnished to you such further information, certificates and documents as you may reasonably request.

      (i) The Shares have been approved for listing on the NYSE, subject to official notice of issuance.

      (j) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Selling Stockholder and Melville to the effect that the representations and warranties of the Selling Stockholder and Melville are true and correct in all material respects as of the Closing Date.

      The executive officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened, and the representations set forth in such certificate shall be deemed to be the representations of the Selling Stockholder and Melville and not of such executive officer in his individual capacity.

      The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents, opinions and comfort letters as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance and sale of the Additional Shares.


            7.    COVENANTS

      In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

      (a) To furnish to the Underwriters, without charge, three signed copies of the Registration Statement (including exhibits thereto and all documents incorporated by reference into the Registration Statement) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 1:00 P.M. local time on the business day next succeeding the date of this Agreement and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

      (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement, and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424 under the Securities Act any prospectus required to be filed pursuant to such Rule.

      (c) If, during such period after the first date of the public offering of the Shares as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus, which Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

      (d) To take such action to qualify the Shares and the Common Stock for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the offer and sale of the Shares, in any jurisdiction where it is not now so subject.

      (e) To make generally available to the Company's security holders and to you as soon as practicable an earning sent that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the rules and regulations of the Commission thereunder.

      (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Shares, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Shares and Common Stock under securities or Blue Sky laws in accordance with the provisions of Section 7(d), including filing fees and the fees and disbursements of Latham &
Watkins, counsel for the Underwriters, in connection therewith and in connection with the preparation of any Blue Sky or Investment Memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, other than as set forth in Section 8, (vi) the printing and delivery to the Underwriters of copies of any Blue Sky or Legal Investment Memoranda, (vii) any fees payable to rating agencies for the rating of the Shares, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., including fees and disbursements of Latham &
Watkins, counsel for the Underwriters, in connection therewith, (ix) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Shares and Common Stock, all costs and expenses incident to listing the Common Stock on the NYSE and one-half of the costs and expenses incident to listing the Shares on the NYSE, including initial and annual fees, (x) the cost of printing certificates representing the Shares, (xi) the costs and charges of any transfer agent, registrar or depositary, and (xii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

      (g) The Company shall notify you promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

            8.    EXPENSES OF SELLING STOCKHOLDER AND MELVILLE

      The Selling Stockholder and Melville, jointly and severally, agree to pay or cause to be paid (i) the fees, disbursements and expenses of Davis Polk & Wardwell, its counsel and KPMG Peat Marwick LLP, its accountants, (ii) one-half of the costs and expenses incident to listing the Shares on the NYSE, including initial and annual fees and (iii) the printing and distribution expenses deemed to be extraordinary in nature incurred in relation to the offering and sale of the Shares, including, without limitation, overtime expenses charged by the printer and that portion of mailing and distribution expenses that exceeds normal, non-rush expenses.


            9.    INDEMNIFICATION AND CONTRIBUTION

      (a) The Company agrees to indemnify and hold harmless each Underwriter, the Selling Stockholder and each person, if any, who controls any Underwriter or the Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except that (i)(A) the Company shall not be liable under this Section 9(a) to any Underwriter, the Selling Stockholder and each person, if any, who controls any Underwriter or the Selling Stockholder as aforesaid insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by any Underwriter through you expressly for use therein and (B) the Company shall not be liable under this
Section 9(a) to any Underwriter and each person, if any, who controls any Underwriter as aforesaid with respect to the preliminary prospectus or the Prospectus to the extent that such loss, claim, damage or liability results from the fact that such Underwriter sold Shares to a person who was not sent or given, prior to or concurrently with written confirmation of such sale, a copy of the Prospectus or the Prospectus as amended or supplemented in any case where such delivery is required by the Securities Act, if the Company has previously furnished copies thereof to the Underwriter and the loss, claim, damage or liability of such Underwriter is caused by an untrue statement or omission that was corrected in such Prospectus or Prospectus as amended or supplemented and (ii) the Company shall not be liable under this Section 9(a) to the Selling Stockholder and each person, if any, who controls the Selling Stockholder as aforesaid insofar as such losses, claims, damages or inabilities are caused by such untrue statement or omission based upon information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto).

      (b) The Selling Stockholder and Melville, jointly and severally, agree to indemnify and hold harmless the Company, each Underwriter, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any who controls the Company or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Stockholder or Melville (but excluding any information relating to the Marshalls business) furnished in writing by or on behalf of the Selling Stockholder or Melville expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

      (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

      (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (hereafter called the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (hereafter called the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to each indemnified party to represent each indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel with respect to matters of local law or for the purpose of allowing pro hac vice appearance only) for (i) all Underwriters and all persons, if any, who control any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the Selling Stockholder and all persons, if any, who control the Selling Stockholder with the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control person of the Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In case of any such separate firm for the Selling Stockholder and control persons of the Selling Stockholder, such firm shall be designated in writing by the Selling Stockholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of each indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of each such indemnified party from all liability on claims that are the subject matter of such proceeding.

      (e) If the indemnification provided for in paragraph (a), (b) or (c) of this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (A) as between the Company and the Underwriters, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (B) as between (x) the Company and the Selling Stockholder and Melville, or (y) the Selling Stockholder and Melville and the Underwriters, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) (as if, for purposes of this clause (e), the Company had received the proceeds of such offering) and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and/or the Selling Stockholder and/or Melville on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Stockholder or Melville or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

      (f) The Company, the Selling Stockholder and Melville and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discounts and commissions received by it exceed the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the Selling Stockholder and Melville shall not be liable pursuant to Section 9(b) or Section 9(e) to pay or contribute any amount in excess of the amount by which the total proceeds received by the Selling Stockholder or Melville for the sale of the Shares pursuant to this Agreement exceeds the amount of any damages that the Selling Stockholder or Melville has otherwise been required to pay pursuant to this Section 9. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (g)   The indemnity and contribution provisions contained in this
Section 9 and the representations and warranties of the Company, the Selling Stockholder and Melville contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Selling Stockholder or any person controlling the Selling Stockholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.


            10.   TERMINATION

      This Agreement shall be subject to termination in your absolute discretion by notice given by you to the Company and the Selling Stockholder, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the NYSE, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.


            11.   MISCELLANEOUS

      This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

      If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 2 be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you and the Selling Stockholder for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Selling Stockholder or the Company. In any such case either you or the Selling Stockholder shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company and/or the Selling Stockholder and/or Melville to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholder or Melville shall be unable to perform its obligations under this Agreement, the Company, the Selling Stockholder and Melville, severally, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 7(f) hereof.

      This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without reference to its choice of law provisions.

                           [signature page follows]



                                                Very truly yours,

                                                THE TJX COMPANIES, INC.


                                                By
                                                   Name:
                                                   Title:


                                                NASHUA HOLLIS CVS, INC.


                                                By

                                                   Name:
                                                   Title:


                                                MELVILLE CORPORATION


                                                By

                                                   Name:
                                                   Title:



Accepted, June 24, 1996

MORGAN STANLEY & CO.
  INCORPORATED
CS FIRST BOSTON CORPORATION
SALOMON BROTHERS INC
Acting severally on behalf of themselves and the several underwriters named herein.


By    MORGAN STANLEY & CO. INCORPORATED




By
   Name:
   Title:


By    CS FIRST BOSTON CORPORATION




By
   Name:
   Title:


By    SALOMON BROTHERS INC




By
   Name:
   Title:

                                  SCHEDULE I



                                                                   Number of
                                                                        Shares
Underwriter                                                    To be Purchased


Morgan Stanley & Co. Incorporated                                 266,700

CS First Boston Corporation                                       266,650

Salomon Brothers Inc                                              266,650

Dean Witter Reynolds Inc.                                          50,000

A.G. Edwards & Sons, Inc.                                          50,000

Legg Mason Wood Walker, Incorporated                               50,000

Raymond James & Associates, Inc.                                   50,000


                                                      Total       1,000,000



                                                                EXECUTION COPY














                               1,000,000 SHARES

                            THE TJX COMPANIES, INC.

                SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK
                          ($1.00 par value per share)





                            UNDERWRITING AGREEMENT

                                 June 24, 1996








                       MORGAN STANLEY & CO. INCORPORATED

                          CS FIRST BOSTON CORPORATION

                                      and

                             SALOMON BROTHERS INC